Portfolio Performance
                              Quarterly Highlights

                                3rd Quarter 2007

The AFL-CIO Housing Investment Trust's (HIT) net returns as of September 30, 2007, compared to those of its benchmark, the Lehman Brothers Aggregate Bond Index (Index), as follows.

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                Performance for periods ended September 30, 2007
             (Returns for periods exceeding one year are annualized)

                                     Quarter   1 Year   3 Year   5 Year  10 Year
                                     -------   ------   ------   ------  -------
  HIT Total Net Rate of Return        3.03%     4.97%    3.89%    4.13%   6.10%
  Lehman Aggregate Bond Index         2.84%     5.14%    3.86%    4.13%   5.97%

The performance data provided represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a Participant's units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end can be viewed by following this link.

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Positive contributions to the HIT's performance in the 3rd quarter included:

      o     Its ongoing yield advantage over the Index.

      o Its overweight to the highest credit quality sector (i.e., AAA-rated) of the investment grade universe, whose "excess returns" (-56 basis points) led those of all the lower-rated (AA, A and BBB) sectors of the Lehman Aggregate Bond Index: -176, -238, and -273 bps, respectively. The HIT has an overweight with respect to the Index in high credit quality investments. Over 95% percent of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise (GSE) guarantee. The HIT has no subprime mortgages in its portfolio.

      o Its underweight to corporate bonds, whose excess returns (-244 bps) were the weakest among the major sectors - Treasury, Agency, Corporate, Mortgage-Backed Securities (MBS), and Commercial MBS - of the Lehman Aggregate Bond Index in the 3rd quarter. The HIT does not invest in corporate bonds.

Negative contributions to the HIT's 3rd quarter performance included:

      o Its underweight to both U.S. Treasuries and Agency debentures, whose excess returns (0 and -17 bps) were the two strongest among the major sectors of the Lehman Aggregate Bond Index in the 3rd quarter.

The HIT's core strategy of outperforming its benchmark has been to construct a portfolio with better credit quality, similar interest rate risk and higher yield than the benchmark. The HIT achieves this by substituting high credit quality multifamily MBS in place of corporate and government bonds. Recent market volatility has resulted in high credit quality multifamily MBS offering higher yield premiums versus U.S. Treasuries with comparable average lives than they have in several years.

Looking ahead, an investment in the HIT remains a prudent choice for Taft-Hartley and public pension funds. The HIT has no subprime mortgages in its portfolio and little credit risk rated below AAA or Government/Agency. In addition, the HIT's interest rate risk is similar to the benchmark, it has better yields as compared to risk-free assets and the benchmark, and it can currently benefit from multifamily mortgage spreads


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that  are near  their  widest  levels  in the past  several  years.  The HIT has commenced negotiations with potential counterparties to execute total return swap strategies involving tax-exempt bonds to increase the portfolio income in future periods. This strategy should also allow the HIT to be more competitive in sourcing new construction multifamily mortgage investments.

Provided that market conditions allow it, the HIT will be guided by the following goals in the months ahead:

      o Disinvest in cash and Treasuries. The HIT will seek to reduce its combined cash and U.S. Treasury position to approximately 3 percent of the portfolio by year-end;

      o Invest in higher yielding securities. The HIT will seek to rotate approximately $200-$250 million out of comparatively low-yielding Treasury assets to purchase high credit quality mortgage investments with significant yield spreads versus Treasuries--including new construction multifamily mortgage investments;

      o Activate the HIT's new authority to use Total Return Swaps (TRS). The HIT will seek to increase yield by targeting $50 million in TRS transactions each quarter for the next several quarters.

Returns shown reflect the net return of an investment for the specified periods (after the deduction of the HIT's expenses). The HIT is internally managed and participants pay only for the actual administrative expenses of operating the HIT. The Lehman Brothers Aggregate Bond Index reflects no deductions for expenses and is not available for direct investment. Investors should consider the HIT's investment objectives, risks and expenses carefully before investing. A Prospectus containing more complete information may be obtained from the HIT by calling the Marketing Department at 202-331-8055, or by viewing the above-referenced link. The Prospectus should be reviewed carefully before investing.

12-19-2007


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